Exhibit 99.2

Skillsoft Completes Sale of Global Knowledge Business, Advancing Focus on AI-Native Skills Management Platform

July 06, 2026 6:30am EDT

Transaction sharpens Skillsoft’s platform focus while preserving customer access to instructor-led training through strategic partnership with Global Knowledge

BOSTON--(BUSINESS WIRE)-- Skillsoft (NYSE: SKIL), a leading AI-native skills management platform, today announced that it has completed the sale of its Global Knowledge business to an affiliate of Enduring Ventures.

With the transaction complete, Skillsoft has a simplified portfolio focused entirely on its AI-native skills management platform. As AI changes which skills matter and how quickly they evolve, Skillsoft helps organizations track that shift and act on it. Skillsoft expects to maintain a strategic partnership with Global Knowledge, giving Skillsoft customers continued access to instructor-led training and Global Knowledge customers access to the Skillsoft platform, content, and skills intelligence capabilities.

“The companies that win in the next decade will be the ones that can see, build, and prove workforce capability in real time, managing skills as a supply chain that flexes with the business," said Ron Hovsepian, Chief Executive Officer of Skillsoft. "The Skillsoft platform allows them to do exactly that. This transaction removes a layer of complexity so we can put all our resources behind our platform, strengthening our ability to help organizations manage their skills as quickly as their businesses change. Our partnership with Global Knowledge means customers continue to have access to the instructor-led training they value.”

“Global Knowledge's success has always come down to our people: the instructors, partners, and teams who help organizations turn technology investment into real capability," said Darren Bance, Chief Executive Officer of Global Knowledge. "As an independent business with Enduring Ventures, we have a clear and exciting path ahead. Our customers are navigating the most significant workforce transformation in a generation — driven by AI and cybersecurity — and independence positions us to serve them with the focus, speed, and tailored solutions this market now requires."

"Every company right now is trying to figure out how to retrain its workforce for AI," said Zack Onisko, Managing Director at Enduring Ventures. "Global Knowledge has spent decades building the kind of expert, live training customers love, and that experience is exactly what this moment calls for. It's a great business, run by a fantastic team, and we're thrilled to be part of what comes next."

The sale of Global Knowledge follows the previously disclosed strategic assessment of the business. Pursuant to the Sale and Purchase Agreement announced on May 20, 2026, Skillsoft received initial consideration of approximately $5.4 million in the form of a seller note (after the application of agreed adjustments based on the estimated working capital, including cash, and indebtedness of the Global Knowledge Business), which amount is subject to further adjustment as set forth in the agreement. Skillsoft will also be entitled to deferred consideration in an aggregate amount of $10.0 million, less approximately $2.0 million, related to long-term employee liabilities.

About Skillsoft

Skillsoft (NYSE: SKIL) is a global leader in skills management for the human + AI era. The AI-native Skillsoft platform gives a clear view of workforce capability, closes critical skill gaps, and proves the impact of skills on business outcomes. With Skillsoft, organizations can build AI-ready teams, lower the cost and time of workforce development, and reduce execution risk as work continues to change. Thousands of organizations worldwide trust Skillsoft to power workforce readiness. Learn more at skillsoft.com.

About Enduring Ventures

Enduring Ventures is an entrepreneurial holding company. Founded in 2019, the firm buys and operates durable businesses and now owns more than 25 companies across industries, employing hundreds of people worldwide. Enduring Ventures is run by operators who have built, scaled, and sold their own companies, and it backs founders and management teams who want their businesses run with the same care and discipline that built them.

Forward-Looking Statements

This press release includes statements that are, or may be deemed to be, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For all such statements, we claim the protection of the safe harbor for forward-looking statements provided by such sections and the Private Securities Litigation Reform Act of 1995, where applicable. All statements, other than statements of historical facts, are forward-looking statements. These forward-looking statements include, but are not limited to, statements that address activities, events or developments that we expect or anticipate may occur in the future, including statements with respect to the anticipated benefits of the completed Global Knowledge transaction, the anticipated consideration, expectations regarding the strategic partnership with Global Knowledge and the ability of Skillsoft customers to access instructor-led training offerings pursuant thereto, our product development and planning, our pipeline, future capital expenditures and capital allocation, and our ability to successfully implement our plans, strategies, objectives, and our expectations and intentions.

Forward-looking statements may, without limitation, be preceded by, followed by, or include words such as "may," "will," "would," "anticipate," "believe," "estimate," "expect," "intend," "plan," "contemplate," "continue," "project," "forecast," "seek," "outlook," "target," "goal," "objective," "potential," "possible," "probably," or similar expressions, employ such future or conditional verbs as "may," "might," "will," "could," "should," or "would," or may otherwise be indicated as forward-looking statements by grammatical construction, phrasing or context. Such statements are based upon the current beliefs and expectations of Skillsoft's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. All forward-looking disclosures are speculative by their nature, and we caution you against unduly relying on these forward-looking statements.

Factors, many of which are beyond our control, that could cause or contribute to such differences include those described under "Part I - Item 1A. Risk Factors" and "Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-K for the fiscal year ended January 31, 2026 ("2026 Form 10-K"). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements included in the 2026 Form 10-K, in this document and in our other periodic filings with the Securities and Exchange Commission ("SEC"). The forward-looking statements contained in this document represent our estimates only as of the date of this press release and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so, whether to reflect actual results, changes in assumptions, changes in other factors affecting such forward-looking statements, or otherwise, except as required by law. You are advised, however, to review any further factors and risks we describe in reports we file from time to time with the SEC after the date hereof.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this press release, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

All forward-looking statements contained herein are expressly qualified in their entirety by the foregoing cautionary statements.

Investors
Ross Collins
SKIL@alpha-ir.com

Media
Skillsoft PR
PR@skillsoft.com